UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2016

1st CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation)	001-34226 (Commission File Number)	26-1169687 (I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices)

(310) 270-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed pursuant to a stipulation of settlement regarding the settlement of certain litigation relating to the proposed merger (the “Merger”) between 1st Century Bancshares, Inc. (“1st Century” or the “Company”) and MC 2016 Corp. (“Merger Sub”) pursuant to that certain Agreement and Plan of Merger, dated as of March 10, 2016 (the “Merger Agreement”), by and among 1st Century, Midland Financial Co. (“Midland”) and Merger Sub.

Settlement of Certain Litigation

As previously disclosed on page 68 of the definitive proxy statement dated May 18, 2016 (the “Definitive Proxy Statement”) under the heading “Litigation Relating to the Merger,” on May 3, 2016, a putative stockholder class action lawsuit, captioned Dean Drulias v. 1st Century Bancshares, Inc. et. al, Case No. 16CV294673 (the “Drulias Action”), was filed in the Superior Court of the State of California, County of Santa Clara in connection with the Merger. The Drulias Action alleges, among other things, that the members of the 1st Century board of directors breached their fiduciary duties by causing 1st Century to agree to the Merger based on the individual interests of such directors as opposed to the best interests of 1st Century’s stockholders. The Drulias Action also alleges that 1st Century and the 1st Century board failed to disclose material information in the preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) in connection with the Merger.

On June 10, 2016, the parties to the Drulias Action entered into a stipulation of settlement providing for the settlement of the Drulias Action (the “Stipulation of Settlement”). While the defendants in the Drulias Action denied, and continue to vigorously deny, all allegations of wrongdoing, fault, liability or damage to any of the plaintiffs or the class of stockholders of 1st Century, and believe that no supplemental disclosure is required under the applicable law, in order to avoid the burden, inconvenience, expense and distraction of further litigation in connection with the Drulias Action; put to rest and terminate all of the claims that were or could have been asserted against the defendants in the Drulias Action and preclude further proceedings; and permit the Merger to be consummated without interference, 1st Century has agreed, without admitting any liability or wrongdoing, pursuant to the terms of the Stipulation of Settlement, to make certain supplemental disclosures related to the Merger, all of which are set forth below. The Stipulation of Settlement will be subject to customary conditions, including court approval following notice to 1st Century stockholders. A hearing will be scheduled at which the Superior Court of the State of California, County of Santa Clara will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims that were or could have been brought by members of a settlement class that includes but is not limited to all persons or entities who held shares of common stock of 1st Century, either of record or beneficially, at any time from and including March 10, 2016 through and including the consummation of the Merger, challenging any aspect of the Merger, the Merger Agreement and any disclosure made in connection therewith, including in the preliminary proxy statement dated April 8, 2016 and the Definitive Proxy Statement, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. The release and other terms of the settlement will not be effective until approved by the court, and there can be no assurance that the court will approve the settlement. In addition, in connection with the proposed settlement, the parties contemplate that plaintiff’s counsel will seek approval of attorneys’ fees and expenses in the amount of $400,000. 1st Century or its successor(s) or insurers will cause to be paid those attorneys’ fees and expenses approved by the court. This settlement will not affect the amount of the merger consideration that stockholders are entitled to receive in the Merger. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the settlement of the Drulias Action as described in this Form 8-K, 1st Century has agreed to make these supplemental disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The fifth full paragraph on page 35 of the Definitive Proxy Statement concerning the “Background of the Merger” is replaced, in its entirety, with the following:

Over the course of the next several weeks, representatives of Sandler, in consultation with members of management, contacted 15 companies that management and Sandler believed could be interested in acquiring 1st Century. Seven of the 15 companies expressed initial interest in a potential transaction with 1st Century and entered into confidentiality agreements. Each of the these seven confidentiality agreements include a one year standstill provision pursuant to which the applicable counterparty is prohibited from taking certain actions with respect to 1st Century during such period, including requesting that 1st Century waive the standstill (subject to certain exceptions in the case of the confidentiality agreement with Midland permitting non-public requests for a waiver and providing that the standstill will fall-away upon 1st Century entering into or failing to reject certain alternative transactions). As of the date of this proxy statement, no non-public requests for a standstill waiver have been made. Following the entry into confidentiality agreements, 1st Century granted six of these parties access to an electronic data room populated with certain information regarding 1st Century and five of these parties participated in meetings with members of 1st Century’s management. In these meetings, including the meeting between representatives of 1st Century and Midland management, the parties generally discussed the continuing management of 1st Century and 1st Century management’s expectations and anticipated strategy for the bank. The seventh party only received limited non-public information because it did not agree to a non-solicitation provision and therefore was not provided certain employee information. During this period, representatives of two other companies that were potentially interested in an acquisition of 1st Century contacted Sandler or Messrs. Rothenberg or DiNapoli. After preliminary discussions, each of these other two companies determined not to participate further in the process.

The last two sentences of the third paragraph beginning on page 36 of the Definitive Proxy Statement concerning the “Background of the Merger” are replaced, in their entirety, with the following:

The preliminary indication of interest from Midland stated that Midland would require certain key employees identified during due diligence, including Messrs. Rothenberg and DiNapoli, to enter into employment agreements to be effective upon the closing, the effectiveness of which would be a condition to closing. This was the first communication from Midland indicating that Midland would make the retention of these individuals a condition to the transaction. Following this discussion, the 1st Century board instructed Sandler to counter Midland’s $10.75 per share cash proposal with a price of $12.00 per share, and authorized management to execute a non-binding letter of intent granting Midland exclusivity if Midland agreed to the $12.00 per share counter-proposal.

The third and fourth full paragraphs on page 37 of the Definitive Proxy Statement concerning the “Background of the Merger” are replaced, in their entirety, with the following:

On January 7, 2016, the 1st Century board held a meeting that was also attended by certain members of management and representatives of Manatt and Sandler at the request of the 1st Century board. At the meeting, Mr. Rothenberg updated the 1st Century board regarding the discussions with Midland and noted that Midland had scheduled meetings in the coming weeks to, among other things, coordinate Midland’s due diligence on 1st Century and discuss the proposed employment arrangements contemplated by the indication of interest. At the meeting, the 1st Century board determined to form a special transaction committee, which we refer to as the special transaction committee, consisting of three independent and disinterested directors: Dave Brooks, Eric George and Alan Levy. Messrs. Brooks, George and Levy were selected, among other reasons, based on their professional experience, including legal experience, their existing committee memberships and, in the case of Mr. Levy, his role as lead independent director. The 1st Century board authorized the special transaction committee to, among other things, review, consider, evaluate, direct and oversee negotiations with Midland, direct and oversee management and 1st Century’s outside advisors, evaluate and review any potential alternative transaction and to make (or refrain from making) a recommendation to the 1st Century board regarding the proposed transaction with Midland or any alternative transaction. The 1st Century board further determined that it would not recommend a possible transaction or alternative thereto without a prior favorable recommendation by the special transaction committee. 1st Century also engaged Richards, Layton & Finger, P.A. as Delaware legal counsel, whom we refer to as RLF. The 1st Century board also authorized the payment of fees for Messrs. Rothenberg and DiNapoli to retain separate counsel in connection with the negotiation of employment-related agreements to the extent entry into such agreements by Messrs. Rothenberg and DiNapoli was required by Midland as a condition to Midland’s entry into a definitive agreement with respect to a possible transaction.

Later on January 7, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Manatt and Sandler at the request of the special transaction committee. At the meeting, the special transaction committee elected Eric George to serve as the chair of the special transaction committee. Mr. George was selected, among other reasons, for his legal background in commercial matters and his ability to help oversee the process and mitigate risk related to a potential transaction.

The third and fourth full paragraphs on page 37 of the Definitive Proxy Statement concerning “Sandler’s Relationship” are replaced, in their entirety, with the following:

Sandler is acting as financial advisor to the 1st Century board in connection with the merger and will receive a fee in an amount equal to 1.375% of the aggregate purchase price, which will become due and payable to Sandler upon the closing. Sandler received a fee in an amount equal to $250,000 from 1st Century upon rendering its opinion, which opinion fee will be credited in full towards the transaction fee becoming due upon the closing. Assuming the completion of the merger occurs on June 30, 2016, the transaction fee payable to Sandler upon the closing is estimated to be $1.66 million, or 1.375% of the aggregate purchase price, resulting in an estimated final payment to Sandler of approximately $1.41 million after crediting of the opinion fee previously paid. 1st Century has also agreed to indemnify Sandler against certain liabilities arising out of Sandler’s engagement and to reimburse Sandler for certain of its out-of-pocket expenses incurred in connection with the engagement.

In the two years preceding the date of its opinion, as Sandler previously advised the 1st Century board, Sandler provided certain investment banking services to Midland in connection with Midland’s acquisition of Steele Street Bank & Trust, which transaction closed on January 7, 2015, and Sandler received fees in an amount of $500,000 for such services. In addition, Sandler advised the 1st Century board that it may provide, and receive compensation for, investment banking services to Midland in the future, including during the pendency of the merger, although, as of the date of this proxy statement, Sandler does not have any agreements to provide, or receive compensation for, any investment banking services to Midland. In the ordinary course of its business as a broker-dealer, Sandler may purchase securities from and sell securities to 1st Century and Midland and their respective affiliates. Midland is not currently the issuer of any traded debt or equity securities. If Midland were to issue any such securities in the future, Sandler could actively trade the equity and debt securities of Midland or its affiliates for Sandler’s own account and for the accounts of Sandler customers.

The sixth full paragraph beginning on page 59 of the Definitive Proxy Statement concerning the “Treatment of 1st Century Equity Awards” is replaced, in its entirety, with the following:

The following table sets forth for (i) each executive officer and (ii) the non-employee directors (as a group), the number of 1st Century restricted shares held by the executive officer or group of non-employee directors, as applicable, that will vest upon the closing, and the aggregate amount of merger consideration payable (on a pre-tax basis) in respect thereof, assuming solely for this purpose that the completion of the merger occurs on June 23, 2016. The number of 1st Century restricted shares held by each non-employee director is shown in the table (including the footnotes thereto) under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 99, reflecting that each non-employee director beneficially owns 2,000 1st Century restricted shares that will vest upon closing. The aggregate amount of merger consideration payable (on a pre-tax basis) in respect of such restricted shares to each non-employee director, assuming solely for this purpose that the completion of the merger occurs on June 23, 2016, is $22,440. The amounts reflected in the table below and in this paragraph are based on the number of 1st Century restricted shares held by the executive officers and directors as of the date of this proxy statement, taking into account scheduled vesting prior to June 23, 2016. Depending on when the merger occurs, certain 1st Century restricted shares that are unvested as of the date hereof and included in the table below or described in this paragraph may vest pursuant to their terms, independent of the merger.

The second full paragraph beginning on page 61 of the Definitive Proxy Statement concerning the “New Employment Agreements with MidFirst” is replaced, in its entirety, with the following:

As a condition to entry into the merger agreement, Midland has required certain key employees of 1st Century, including the executive officers of 1st Century, to enter into employment agreements with MidFirst. These employment agreements specify certain compensation and benefits payable to such executive officers for their continuing employment with MidFirst following the completion of the merger, and are generally consistent, in most respects, with the compensation and benefits arrangements that currently apply to the executive officers’ employment with 1st Century other than with respect to certain differences described below. Each of these agreements becomes effective as of and conditioned upon the closing. Upon and following the closing, the new employment agreements determine the executive officers’ terms of employment. Pursuant to their respective agreements, following the closing, Mr. Rothenberg will be employed as Chairman of 1st Century, a division of MidFirst and Mr. DiNapoli will be employed as an Executive Vice President of MidFirst and also hold the title of President and Chief Executive Officer of 1st Century, a division of MidFirst.

Other Updated Disclosures

In addition, as a result of certain employees exercising their right to satisfy tax withholding obligations upon the vesting of 1st Century restricted share awards during the applicable election period with shares of 1st Century common stock, the number of shares of 1st Century common stock outstanding as of the record date is 10,303,830. In connection with this updated number of shares outstanding, 1st Century is making the following updated disclosures to the Definitive Proxy Statement. This updated information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

Each instance of the number 10,336,884 on pages 2, 19, 27, 98 and 99 of the Definitive Proxy Statement is replaced with the number 10,303,830.

Each instance of the percentage 22.66% on pages 2, 31 and 99 of the Definitive Proxy Statement is replaced with the percentage 22.73%.

Each instance of the percentage 21.42% on pages 2, 11, 17 and 30 of the Definitive Proxy Statement is replaced with the percentage 21.49%.

In the table on page 99 of the Definitive Proxy Statement concerning the “Security Ownership of Certain Beneficial Owners and Management”, the numbers in the “Percent of Class” column for Dave Brooks, Jason P. DiNapoli, Alan I. Rothenberg and Lewis N. Wolff are updated to be 2.79%, 3.66%, 8.61% and 1.80%, respectively.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain matters discussed in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these forward-looking statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this press release. These statements are based upon our management’s current expectations and speak only as of the date hereof. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results, performance or achievements to differ materially and adversely from those expressed, suggested or implied herein. Accordingly, investors should use caution in relying on forward-looking statements to anticipate future results or trends. These risks and uncertainties include, but are not limited to: (1) the risk that 1st Century stockholders do not approve the Merger; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;(3) the response by stockholders to the Merger; (4) the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; (5) risks related to disruption of management’s attention from 1st Century’s ongoing business operations due to the Merger; (6) the effect of the announcement of the Merger on 1st Century’s relationships with its customers, suppliers, operating results and business generally; (7) the risk that any announcements relating to the Merger could have adverse effects on the market price of 1st Century’s common stock; (8) the outcome of any legal proceedings related to the Merger; (9) risks related to employee retention as a result of the Merger; (10) the risk that the Merger will not be consummated within the expected time period or at all; (11) the impact of changes in interest rates; (12) political instability; (13) changes in the monetary policies of the U.S. Government; (14) a renewed decline in economic conditions or continued sluggish growth; (15) deterioration in the value of California real estate, both residential and commercial; (16) an increase in the level of non-performing assets and charge-offs; (17) further increased competition among financial institutions; (18) the Company’s ability to continue to attract interest bearing deposits and quality loan customers; (19) further government regulation, including regulations regarding capital requirements, and the implementation and costs associated with the same; (20) internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data; (21) management’s ability to successfully manage the Company’s operations; and (22) the other risks set forth in the Company’s reports filed with the SEC. The Company does not undertake, and specifically disclaims any obligation to revise or update any forward-looking statements for any reason.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of 1st Century by Midland. In connection with the Merger, 1st Century has filed relevant materials with the SEC, including the Definitive Proxy Statement. 1st Century has also mailed the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger. In addition, the Company intends to file with the SEC other documents with respect to the Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT 1ST CENTURY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Definitive Proxy Statement and other relevant materials, and any and all documents filed by 1st Century with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by 1st Century via 1st Century’s Investor Relations section of its website at www.1cbank.com or by contacting Jessica R. Graham, Corporate Secretary, 1st Century Bancshares, Inc., 1875 Century Park East, Suite 1400, Los Angeles, CA 90067, (310) 270-9500.

PARTICIPANTS IN SOLICITATION

1st Century and its directors and officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding 1st Century’s directors and executive officers is contained in the Definitive Proxy Statement, previously filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Century Bancshares, INC.

Date: June 10, 2016	By:	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer